Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of January 18, 2008 (this “Agreement”), between NEW YORK MORTGAGE TRUST, INC., a Maryland corporation (the “Company”), and each of JMP Group Inc., JMP Realty Trust, Inc., Harvest Opportunity Partners II, L.P., Harvest Opportunity Partners Offshore Fund, Ltd., Harvest Small Cap Partners, L.P. and Harvest Small Cap Offshore, Ltd. (collectively, the “Investors”).

WHEREAS, the Investors have acquired on the date hereof an aggregate of 1,000,000 shares of Series A Cumulative Redeemable Convertible preferred stock of the Company (“Series A Preferred Stock”) pursuant to the terms of a Stock Purchase Agreement dated as of November 30, 2007 between the Company and each of the Investors, as amended by Amendment No. 1 to Stock Purchase Agreement dated January 3, 2008, as amended by Amendment No. 2 to Stock Purchase Agreement dated January 4, 2008, as amended by Amendment No. 3 to Stock Purchase Agreement dated January 16, 2008, as amended by Amendment No. 4 to Stock Purchase Agreement dated January 17, 2008, as amended by Amendment No. 5 to Stock Purchase Agreement dated January 18, 2008 (collectively, the “Purchase Agreement”); and

WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to grant certain registration rights, subject to the terms and conditions set forth in this Agreement, with respect to shares of common stock, $0.01 par value per share, of the Company (“Common Stock”), that may be issued to the Investors upon conversion of the Series A Preferred Stock pursuant to the Articles Supplementary of the Company establishing and fixing the rights and preferences of the Series A Preferred Stock, as filed with the Department of Assessment and Taxation of the State of Maryland (“Articles Supplementary”);

WHEREAS, the Company and the Investors wish to set forth their agreement with respect to certain rights and obligations regarding the registration of shares of the Common Stock.

In consideration of the foregoing and of the mutual agreements contained herein and in the Purchase Agreement, the Company and the Investors hereby agree as follows:

1.	DEFINITIONS.

As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Affiliate” means, with respect to any Person, (i) each Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, 25% or more of the capital stock having ordinary voting power in the election of directors of such Person, (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person, or (iii) each of such Person’s executive officers and directors. For the purpose of this definition, “control” of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

“Articles Supplementary” shall have the meaning set forth in the recitals.

“Board of Directors” means the board of directors of the Company from time to time.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” has the meaning specified in the recitals to this Agreement.

“Company” has the meaning specified in the recitals to this Agreement.

“Controlling Person” has the meaning specified in Section 7(a).

“End of Suspension Notice” has the meaning specified in Section 6(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Fully Diluted Basis” means at any date as of which the number of shares of Common Stock is to be determined, on a basis including all shares of Common Stock outstanding at such date and the maximum shares of Common Stock issuable in respect of Common Stock Equivalents (giving effect to the then current respective conversion prices) and other rights to purchase (directly or indirectly) shares of Common Stock or Common Stock Equivalents, outstanding on such date, to the extent such rights to convert, exchange or exercise thereunder are presently exercisable. For purposes of this definition, “Common Stock Equivalents” means any security or obligation which is by its terms convertible into shares of Common Stock and any option, warrant or other subscription or purchase right with respect to Common Stock.

“Holder” shall mean each owner of any Registrable Shares from time to time.

“Indemnified Party” has the meaning specified in Section 7(c).

“Indemnifying Party” has the meaning specified in Section 7(c).

“Liabilities” has the meaning specified in Section 7(a).

“Material Adverse Change” or “Material Adverse Effect” shall mean any event, circumstance, change or effect that would reasonably be likely, individually or in the aggregate, to have a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise), of the Company and its subsidiaries taken as a whole; provided, however, that none of the following shall be deemed to constitute or shall be taken into account in determining whether there has been a Material Adverse Effect: any event, circumstance, change or effect arising out of or attributable to (a) changes in the economy or financial markets, including, prevailing interest rates and market conditions, generally in the United States or that are the result of acts of war or terrorism, or (b) changes that are caused by factors generally affecting the industry in which the Company and its subsidiaries operate.

“Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust, fund, unincorporated association or organization or government or other agency or political subdivision thereof.

“Piggyback Registrations” has the meaning specified in Section 2.2(a).

“Purchase Agreement” has the meaning specified in the recitals.

“Purchaser Indemnitee” has the meaning specified in Section 7(a).

“Registrable Securities” means (i) any Common Stock that may be issued upon conversion of the Series A Preferred Stock pursuant to the Articles Supplementary, (ii) the Series A Preferred Stock and (iii) any shares or other securities issued in respect of such Registrable Securities by reason of or in connection with any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any exchange for or replacement of such Registrable Securities or any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Registrable Securities. Any Registrable Security will cease to be a Registrable Security when: (a) a registration statement covering such Registrable Security has been declared effective by the Commission and the Registrable Security has been disposed of pursuant to such effective registration statement, (b) the Registrable Security is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or (c) the Registrable Security has been otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for the Registrable Security not bearing a legend restricting further transfer, and the Registrable Security may be resold without subsequent registration under the Securities Act.

“Registration Expenses” means all expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all Commission and stock exchange or NASDAQ Stock Market registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including without limitation reasonable fees and disbursements of one counsel for all underwriters or holders as a group in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger, telephone and delivery expenses, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or national market system on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit, special audit and “cold comfort” letters required by or incident to such performance and compliance), securities laws liability insurance (if the Company so desires), the fees and expenses of any “qualified independent underwriter” that is required to be retained by any holder of Registrable Securities pursuant to the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions attributable to the sale of Registrable Securities by the sellers of Registrable Securities) and the reasonable fees of counsel selected pursuant to Section 6 hereof by the Holders in connection with each such registration.

“Registration Statement” means a registration statement of the Company that covers the resale of Registrable Shares pursuant to the provisions of this Agreement, including any prospectus included in such registration statement, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

“Securities Act” means the Securities Act of 1933, as amended.

“Series A Preferred Stock” has the meaning specified in the recitals.

“Shelf Registration Statement” has the meaning specified in Section 2.1(a).

“Suspension Event” has the meaning specified in Section 6(b).

“Suspension Notice” has the meaning specified in Section 6(b).

“Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

2.	REGISTRATION RIGHTS.

2.1 MANDATORY REGISTRATION RIGHTS.

(a) As set forth in Section 4 hereof, the Company agrees to file with the Commission on or before June 30, 2008 a shelf Registration Statement on Form S-11 or such other form under the Securities Act then available to the Company providing for the resale of any Registrable Securities pursuant to Rule 415 from time to time by the Holders (a “Shelf Registration Statement”). The Company shall use its commercially reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable thereafter, and, for this purpose, the Company shall be entitled to consider the advice of the managing underwriter(s) of a public offering of the Common Stock which is then pending as to the effect that the effectiveness of the Shelf Registration Statement could reasonably be expected to have on the marketing of the public offering. Any Shelf Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including, without limitation, an Underwritten Offering, a direct sale to purchasers or a sale through brokers or agents, which may include sales over the internet) by the Holders of any and all Registrable Securities.

(b) PRIORITY ON SHELF REGISTRATION STATEMENT. The Company will not include in any Shelf Registration Statement any securities that are not Registrable Securities without the prior written consent of the Holders. If the managing underwriters of a Shelf Registration Statement advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration, (i) first, the Registrable; and (ii) second, other securities, if any, requested to be included in such registration, pro rata among the holders of such other securities, on the basis of the number of shares of other securities owned by each such holder and requested to be included therein.

(c) SELECTION OF UNDERWRITERS. Subject to an engagement agreement to which the Company is a party, the Company shall have the right to select the investment banker or bankers, underwriters and managers to administer any Underwritten Offering under a Shelf Registration Statement; PROVIDED, HOWEVER, that such investment banker or bankers, underwriters and managers shall be reasonably satisfactory to the Holders. All Holders proposing to distribute their Registrable Securities through such Underwritten Offering shall enter into an underwriting agreement in customary form with the managing underwriters selected for such underwriting and furnish to the Company such information in writing as the Company may reasonably request for inclusion in the Shelf Registration Statement; PROVIDED, HOWEVER, that no Holder shall be required to make any representations or warranties to or agreements with the Company or the managing underwriters other than representations, warranties or agreements as are customary and reasonably requested by the managing underwriters. If any Holder disapproves of the terms of such Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter delivered at least ten (10) business days prior to the effective date of the Shelf Registration Statement. Any Registrable Securities excluded or withdrawn from such Underwritten Offering shall be excluded and withdrawn from the Shelf Registration Statement.

2.2 RIGHT TO PIGGYBACK REGISTRATION.

(a) If at any time following the date of this Agreement and prior to the registration of Registrable Securities pursuant to Section 2(a), the Company proposes for any reason to register any shares of Common Stock under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 (or a similar or successor form)) with respect to an offering of Common Stock by the Company for its own account or for the account of any of its stockholders, it shall at each such time promptly give written notice to the Holders of its intention to do so (but in no event less than 30 days before the anticipated filing date) and include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after receipt of the Company’s notice (a “Piggyback Registration”). Such notice shall offer the Holders the opportunity to register such number of shares of Registrable Securities as each Holder my request and shall indicate the intended method of distribution of such Registrable Securities.

(b) The Company shall use its commercially reasonable best efforts to cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit the shares of Registrable Securities requested to be included in the Registration Statement for such offering to be included (on the same terms and conditions as the Common Stock of the Company included therein to the extent appropriate). Notwithstanding the foregoing, if in the reasonable judgment of the managing underwriter or underwriters due to the size of the offering which the Company or such other persons or entities intends to make, the success of the offering would be adversely affected by inclusion of the Registrable Securities requested to be included, then, if the offering is by the Company for its own account or is an offering by other holders registering shares of Common Stock of the Company pursuant to demand registration rights, then the number of shares of Common Stock to be offered for the accounts of Holders and other holders registering shares of Common Stock of the Company pursuant to similar piggyback registration rights shall be reduced pro rata based on the relative percentage ownership of all shares of Common Stock then outstanding owned by the Holders and such other holders to the extent necessary to reduce the total number of shares of Common Stock to be included in such offering to the amount recommended by such managing underwriter or underwriters.

(c) In all Piggyback Registrations, the Company will pay the registration expenses of the Holders, and each Holder shall pay all underwriting discounts or commissions, fees of counsel to the Holders or transfer taxes, if any, relating to the sale or disposition of Registrable Securities pursuant to a Piggyback Registration.

3.	HOLDBACK AGREEMENTS.

(a) The Holders agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of equity securities, including, without limitation, the Common Stock, of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any Shelf Registration Statement or Piggyback Registration for a public offering to be underwritten on a firm commitment basis (except as part of such underwritten registration), unless the investment bankers or underwriters managing the public offering otherwise agree.

(b) The Company agrees to use its commercially reasonable best efforts to cause each of its directors and executive officers and each holder of at least 5% (on a Fully Diluted Basis) of the Company’s equity securities, including, without limitation, Common Stock, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering or distribution or securities issued pursuant to the Company’s 2005 Stock Inventive Plan) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of any such securities during such period (except as part of such underwritten registration), unless the underwriters managing the public offering or distribution otherwise agree.

4.	RULE 144 AND 144A REPORTING.

With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to, so long as any Holder owns any Registrable Securities:

(a) use its commercially reasonable best efforts to make and keep public information available, as those terms are understood and defined in Rule 144(c) under the Securities Act;

(b) use its commercially reasonable best efforts to file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) furnish to any Holder promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company and (iii) such other information as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Securities without registration or pursuant to such form.

5.	REGISTRATION PROCEDURES.

Whenever the Holders have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its commercially reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as reasonably practicable:

(a) Prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its commercially reasonable best efforts to cause such Registration Statement to become effective (provided that before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company will furnish to counsel selected by the Holders copies of all such documents proposed to be filed);

(b) Subject to Section 7, prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than one year and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(c) Furnish to the Holders such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities;

(d) Use its commercially reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions of the United States of America as the Holders reasonably request and shall maintain such qualification in effect so long as required; (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

(e) notify each Holder promptly and, if requested by any Holder, confirm such advice in writing (i) when a Registration Statement registering the Registrable Securities has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal, state or foreign governmental authority for amendments or supplements to a Registration Statement or related prospectus or for additional information, and (iv) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement covering the Registrable Securities or the related prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made);

(f) Use its commercially reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASDAQ Stock Market and, if listed on the NASDAQ Stock Market, use its commercially reasonable best efforts to secure designation of all such Registrable Securities covered by such Registration Statement as a “national market system security” within the meaning of Rule 11Aa2-1 of the Commission;

(g) Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(h) Enter into such customary agreements (including underwriting agreements in customary form) and take all such other reasonable actions as the Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

(i) Use its commercially reasonable best efforts to make available, subject to any confidentiality agreements reasonably requested by the Company, for inspection by one representative appointed by the Holders any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by such representative of the Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any Holder, such underwriter, attorney, accountant or agent in connection with such Registration Statement;

(j) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission, and, if required, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k) use its commercially reasonable best efforts to avoid the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities, including, without limitation, the Common Stock, included in such Registration Statement for sale in any jurisdiction; in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities, including, without limitation, the Common Stock, included in such Registration Statement for sale in any jurisdiction, the Company will use its commercially reasonable best efforts promptly to obtain the withdrawal of such order;

(l) Use its commercially reasonable best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(m) Except as provided in Section 7, upon the occurrence of any event contemplated by Section 5(e)(iv) of this Agreement, use its commercially reasonable best efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to each requesting Holder a reasonable number of copies each such supplement or post-effective amendment;

(n) if requested by the managing underwriter(s), if any, or any Holders of Registrable Securities (i) as promptly as practicable incorporate in a prospectus supplement or post-effective amendment relating to the Registrable Securities such material information as the managing underwriter(s), if any, or such Holders indicate in writing relates to them or that they reasonably request be included therein and (ii) use its commercially reasonable best efforts to make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received written notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(o) in the case of an Underwritten Offering, use its commercially reasonable best efforts to furnish to each Holder of Registrable Securities covered by such Registration Statement and the underwriters a signed counterpart, addressed to each such Holder and the underwriters, of: (i) an opinion of counsel for the Company, dated the date of each closing under the underwriting agreement, reasonably satisfactory to such Holder and the underwriters; and (ii) a “comfort” letter, dated the effective date of such Registration Statement and the date of each closing under the underwriting agreement, signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other financial matters as such Holder and the underwriters may reasonably request;

(p) provide a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement; and

(q) if requested by any holder of Registrable Securities, obtain a “cold comfort” letter from the Company’s independent registered public accounting firm in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the Investors reasonably request.

It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of the Holders that the Holders shall furnish to the Company such information regarding the Registrable Securities held by the Holders and the intended method of disposition thereof as the Company shall reasonably request in connection with such registration.

6.	REGISTRATION EXPENSES.

(a) Except as otherwise expressly provided in this Agreement, all Registration Expenses will be borne by the Company. To the extent Registration Expenses are not required to be paid by the Company pursuant to this Agreement, each holder of securities included in any registration or qualification hereunder will pay those Registration Expenses allocable to the registration or qualification of such holders’ securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered or qualified.

(b) Except as otherwise expressly provided in this Agreement, in connection with each Shelf Registration Statement and any Piggyback Registration, the Company will reimburse the Holders covered by such Registration Statement for the reasonable fees and disbursements of one United States legal counsel, which counsel shall be selected (i) in the case of a Shelf Registration Statement by the Holders holding a majority of the Registrable Securities, and (ii) in all other cases, by the Holders of a majority of the Registrable Securities, and in each case in consultation with the Company.

7.	BLACK OUT PERIOD.

(a) Subject to the provisions of this Section 7, the Company shall have the right, but not the obligation, from time to time to suspend the use of the Registration Statement, following the effectiveness of a Registration Statement (and the filings with any international, federal or state securities commissions), the Company, by written notice to the Holders, may direct the Holders to suspend sales of the Registrable Shares pursuant to a Registration Statement for such times as the Company reasonably may determine is necessary and advisable if a majority of the independent members of the Board of Directors of the Company shall have determined in good faith, after the advice of counsel, that the Company is required by law, rule or regulation, or that it is in the best interests of the Company, to (i) supplement the prospectus or (ii) file a post-effective amendment to the Registration Statement in the case of (i) or (ii) to incorporate information into the Registration Statement for the purpose of (1) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (2) reflecting in the prospectus any facts or events arising after the effective date of the Registration Statement (or of the most-recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (3) including in the prospectus any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information; PROVIDED, HOWEVER, that the foregoing provisions (i) and (ii) shall only apply to a Shelf Registration Statement filed on Form S-11 under the Securities Act. In no event may a suspension in the case of (i) last for more than five (5) business days in any singular instance and in the case of (i) and (ii) cumulatively last for more than an aggregate of ninety (90) days in any rolling twelve (12) month period commencing on the Closing Date or for more than an aggregate of sixty (60) days in any rolling ninety (90) day period, except as a result of a refusal by the Commission to declare any post-effective amendment to the Registration Statement effective after the Company shall have used all commercially reasonable best efforts to cause such post-effective amendment to be declared effective, in which case the suspension shall be terminated immediately following the effective date of the post-effective amendment to the Registration Statement. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable best efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.

(b) In the case of an event that causes the Company to suspend the use of a Registration Statement (a “Suspension Event”), the Company shall give written notice (a “Suspension Notice”) to the Holders to suspend sales of the Registrable Shares pursuant to the Registration Statement and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is using its commercially reasonable best efforts and taking all reasonable steps to terminate suspension of the use of the Registration Statement as promptly as possible. No Holder shall effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). Each Holder agrees to keep confidential the fact that the Company has issued a Suspension Notice and the contents thereof. If so directed by the Company, each Holder will deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders in the manner described above promptly following the conclusion of any Suspension Event.

(c) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice pursuant to this Section 7, the Company agrees that it shall extend the period of time during which the applicable Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and copies of the supplemented or amended prospectus necessary to resume sales; PROVIDED that such period of time shall not be extended beyond the date that securities are no longer Registrable Securities.

8.	INDEMNIFICATION AND CONTRIBUTION.

(a) The Company agrees to indemnify and hold harmless (i) each Holder and any underwriter (as determined in the Securities Act) for such Holder, (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act), any such Person described in clause (i) (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “Controlling Person”), and (iii) the respective officers, directors, partners, employees, representatives and agents of any such Person or any Controlling Person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as a “Purchaser Indemnitee”), to the fullest extent lawful, from and against any and all losses, claims, damages, judgments, actions, out-of-pocket expenses, and other liabilities (the “Liabilities”), including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Purchaser Indemnitee, joint or several, directly or indirectly related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus included in such Registration Statement (as amended or supplemented if the Company shall have furnished to such Purchaser Indemnitee any amendments or supplements thereto), or any preliminary prospectus or any other document used to sell the Registrable Shares, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such Liabilities arise out of or are based upon (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Purchaser Indemnitee furnished to the Company or any underwriter in writing by such Purchaser Indemnitee expressly for use therein, or (ii) any untrue statement contained in or omission from a preliminary prospectus if a copy of the prospectus (as then amended or supplemented, if the Company shall have furnished to or on behalf of the Holder participating in the distribution relating to the relevant Registration Statement any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to the Person asserting any such Liabilities who purchased Registrable Shares, if such prospectus (or prospectus as amended or supplemented) is required by law to be sent or given at or prior to the written confirmation of the sale of such Registrable Shares to such Person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the prospectus (or the prospectus as amended or supplemented), or (iii) any use of any Registration Statement or prospectus included therein during a period when a stop order has been issued in respect thereof or any action or proceedings for that purpose have been initiated, or use of a Registration Statement or a prospectus included therein (including any preliminary prospectus) that has been suspended pursuant to Sections 5(e)(ii), 5(e)(iii), or 5(e)(iv) of this Agreement; provided that, with respect to this subsection (iii), the Holder using such Registration Statement or prospectus (including any preliminary Prospectus) received the notice required by Section 5(e) hereof in advance of such use. The Company shall notify the Holders promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation), or litigation of which it shall have become aware in connection with the matters addressed by this Agreement which involves the Company or a Purchaser Indemnitee. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.

(b) In connection with any Registration Statement in which a Holder of Registrable Shares is participating, and as a condition to such participation, such Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each Person who signs the Registration Statement, each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and the respective partners, directors, officers, members, representatives, employees and agents of the Company, such Person or Controlling Person to the same extent as the foregoing indemnity from the Company to each Purchaser Indemnitee, but only with reference to untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with information relating to such Purchaser Indemnitee furnished to the Company in writing by such Purchaser Indemnitee expressly for use in any Registration Statement or related prospectus, any amendment or supplement thereto or any related preliminary prospectus. The liability of any Purchaser Indemnitee pursuant to this paragraph shall in no event exceed the net proceeds received by such Purchaser Indemnitee from sales of Registrable Shares giving rise to such obligations.

(c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) above, such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”), in writing, of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any liability which it may have under this Section 8, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such proceeding and shall assume the defense of such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding. Notwithstanding the foregoing, in any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, (iii) the Indemnifying Party and its counsel do not actively and vigorously pursue the defense of such action or (iv) the named parties to any such action (including any impleaded parties), include both such Indemnified Party and the Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that, either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such Affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume nor direct the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel), for all such Indemnified Parties, which firm shall be designated in writing by those Indemnified Parties who sold a majority of the Registrable Shares sold by all such Indemnified Parties and any such separate firm for the Company, the directors, the officers and such control Persons of the Company as shall be designated in writing by the Company). The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in paragraphs (a) and (b) of this Section 8 is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such paragraphs, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Party(ies) on the other in connection with the statements or omissions that resulted in such Liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party(ies) and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and any Purchaser Indemnitees on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser Indemnitees and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if such Indemnified Parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph 8(d) above. The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to in paragraph 8(d) shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which proceeds received by such Purchaser Indemnitee from sales of Registrable Shares exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 8, each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) a Holder shall have the same rights to contribution as such Holder and each Person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) the Company, and each officer, director, partner, employee, representative, agent or manager of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) The indemnity and contribution agreements contained in this Section 8 will be in addition to any liability which the Indemnifying Parties may otherwise have to the Indemnified Parties referred to above. The Purchaser Indemnitee's obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Registrable Shares sold by each of the Purchaser Indemnitees hereunder and not joint.

9.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

10.	MISCELLANEOUS.

(a) NOTICES. All notices or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telecopied or sent by certified, registered or express mail or, if mailed, five days after the date of deposit in the United States mail, as follows:

If to the Company:

New York Mortgage Trust, Inc.
1301 Avenue of the Americas, 7th Floor
New York, New York 10019
Attention: President
Fax: 212-655-6269

With a copy to:

Hunton & Williams LLP
951 East Byrd Street
Richmond, Virginia 23219
Attention: Daniel M. LeBey, Esq.
Fax: 804-788-8218

If to the Investors:

JMP Group, Inc.
600 Montgomery Street, 11th Floor
San Francisco, CA 94108
Attention: Janet Tarkoff
Fax: (415) 263-1336

With a copy to:

Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, N.W.
Washington, DC 20006
Attention: Phillip Kardis, Esq.
Fax: (202) 778-9100

Any party may by notice given in accordance with this Section 9(a) designate another address or person for receipt of notices hereunder.

(b) AMENDMENT AND WAIVER.

(i) No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

(ii) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective, (a) only if it is made or given in writing and signed by the Company and by the holders of at least 66-2/3% of the Registrable Securities and (b) only in the specific instance and for the specific purpose for which made or given.

(c) SPECIFIC PERFORMANCE. The parties hereto intend that each of the parties have the right to seek damages or specific performance in the event that any other party hereto fails to perform such party’s obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

(d) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(e) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

(f) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(g) TERM OF AGREEMENT. The provisions of this Agreement shall become effective upon the execution hereof and shall terminate as provided herein.

(h) VARIATIONS IN PRONOUNS. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

(j) FURTHER ASSURANCES. Each of the parties shall, and shall cause their respective Affiliates to, execute such instruments and take such action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

(k) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs, legatees and legal representatives. This Agreement is not assignable except in connection with a transfer of Shares in accordance with this Agreement.

(l) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:	NEW YORK MORTGAGE TRUST, INC.

/s/ David Akre
Name: David Akre
Title: Co-Chief Executive Officer

INVESTORS:	JMP GROUP INC.

/s/ Joseph A. Jolson
Name:
Title:

JMP REALTY TRUST, INC.

/s/ Jim J. Fowler
Name: Jim J. Fowler
Title: President

HARVEST OPPORTUNITY PARTNERS II, L.P.

/s/ Joseph A. Jolson
Name:
Title:

HARVEST OPPORTUNITY PARTNERS OFFSHORE FUND, LTD.

/s/ Joseph A. Jolson
Name:
Title:

HARVEST SMALL CAP PARTNERS, L.P.

/s/ Jeffrey B. Osher
Name: Jeffrey B. Osher
Title: Portfolio Manager

HARVEST SMALL CAP OFFSHORE, LTD.

/s/ Jeffrey B. Osher
Name: Jeffrey B. Osher
Title: Portfolio Manager